EXHIBIT 4.1h



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                   TENTH AMENDMENT AND MODIFICATION AGREEMENT

                                  by and among

                                  JOULE, INC.,
                                 as the Borrower

                                       and

                         JOULE MAINTENANCE CORPORATION,
                       JOULE TECHNICAL SERVICES, INC. and
                         JOULE TECHNICAL STAFFING, INC.,
                    collectively as the Corporate Guarantors

                                       and

                                  SUMMIT BANK,
                                  as the Lender

                         Dated: As of November 15, 1999
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                   TENTH AMENDMENT AND MODIFICATION AGREEMENT


     THIS TENTH AMENDMENT AND MODIFICATION AGREEMENT (hereinafter referred to as this "Tenth Modification Agreement"), is made as of the 15th day of November, 1999, by and among,

     JOULE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal executive office located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as the "Borrower"),

     AND

     JOULE MAINTENANCE CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive office located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as "Joule Maintenance Corporation"),

     AND

     JOULE TECHNICAL SERVICES, INC., as successor-in-interest pursuant to the merger of JOULE ENGINEERING CORP., JOULE TEMPORARIES CORPORATION, JOULE MAINTENANCE OF MARYLAND, INC., JOULE TECHNICAL CORPORATION, JOULE MAINTENANCE OF GIBBSTOWN, INC., JOULE MAINTENANCE OF NEW YORK, INC. AND TIGER MAINTENANCE, a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive office located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as "Joule Technical Services, Inc."),

     AND

     JOULE TECHNICAL STAFFING, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive office located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as "Joule Technical Staffing, Inc." and hereinafter Joule Maintenance Corporation, Joule Technical Services, Inc. and Joule Technical Staffing, Inc. shall be collectively be referred to as the "Corporate Guarantors"),

     AND

     SUMMIT BANK, as successor-in-interest to UNITED JERSEY BANK, having an office located at 210 Main Street, Hackensack, New Jersey 07601, being a banking institution duly organized and validly existing under the laws of the State of New Jersey (hereinafter referred to as the "Lender").


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                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, on or about February 20, 1991, the Borrower requested and the Lender agreed to make a revolving credit loan in the aggregate principal amount of up to Four Million and 00/100 ($4,000,000.00) Dollars for the purposes of (i) refinancing certain of the Borrower's then existing indebtedness to First Fidelity Bank, National Association and (ii) financing the general working capital requirements of the Borrower (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Revolving Credit Loan"), all as more fully provided for in that certain Loan and Security Agreement dated February 20, 1991, executed by and between the Borrower and the Lender (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Loan Agreement"); and

     WHEREAS, the Revolving Credit Loan is evidenced by a certain Revolving Note dated February 20, 1991, executed by the Borrower, as the maker, and delivered to the Lender, as the payee, in the original aggregate principal amount of the Revolving Credit Loan (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Revolving Note"); and

     WHEREAS, pursuant to the terms, conditions and provisions of the Loan Agreement, the Borrower, Joule Maintenance Corporation, Joule Maintenance of Gibbstown, Inc. (hereinafter referred to as "Joule Maintenance of Gibbstown, Inc."), Joule Engineering Corp. (hereinafter referred to as "Joule Engineering Corp."), Joule Engineering of California, Inc. (hereinafter referred to as "Joule Engineering of California, Inc."), Joule Technical Corporation (hereinafter referred to as "Joule Technical Corporation"), Joule Temporaries Corporation (hereinafter referred to as "Joule Temporaries Corporation"), Joule Maintenance of New York, Inc. (hereinafter referred to as "Joule Maintenance of New York, Inc."), Joule Maintenance of Maryland, Inc. (hereinafter referred to as "Joule Maintenance of Maryland, Inc."), Joule Engineering of Pennsylvania, Inc. (hereinafter referred to as "Joule Engineering of Pennsylvania, Inc."), Joule Constructors, Inc. (hereinafter referred to as "Joule Constructors, Inc."), Joule Temporaries of Edison, Inc. (hereinafter referred to as "Joule Temporaries of Edison, Inc."), Joule Temporaries of Parsippany, Inc. (hereinafter referred to as "Joule Temporaries of Parsippany, Inc."), Joule Operating Services, Inc. (hereinafter referred to as "Joule Operating Services, Inc."), Tiger Maintenance, Inc. (hereinafter referred to as "Tiger Maintenance, Inc.") and Joule Maintenance of Bayonne, Inc. (hereinafter referred to as "Joule Maintenance of Bayonne, Inc." and hereinafter Joule Maintenance Corporation, Joule Maintenance of Gibbstown, Inc., Joule Engineering Corp., Joule Engineering of California, Inc., Joule Technical Corporation, Joule Temporaries Corporation, Joule Maintenance of New York, Inc., Joule Maintenance of Maryland, Inc., Joule Engineering of Pennsylvania, Inc., Joule Constructors, Inc., Joule Temporaries of Edison, Inc., Joule Temporaries of Parsippany, Inc., Joule Operating Services, Inc., Tiger Maintenance, Inc., and Joule Maintenance of Bayonne, Inc. shall be collectively referred to as the "Original Corporate Guarantors") granted to the Lender a valid first lien security interest in and to certain Collateral, as more fully and accurately described in the Loan Agreement; and


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     WHEREAS,  as of February 20, 1991, Emanuel N. Logothetis,  as the guarantor
(hereinafter referred to as the "Individual Guarantor"), executed and delivered to the Lender, as the lender, a certain Individual Guaranty, pursuant to which the Individual Guarantor agreed to guaranty the full, prompt and unconditional payment of when due of any and all present and future obligations or liabilities of any kind of the Borrower owing to the Lender, including, without limitation, the repayment in full of the Revolving Credit Loan (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Individual Guaranty"); and

     WHEREAS, as of February 20, 1991, each Original Corporate Guarantor, each as a guarantor, executed and delivered to the Lender, as the lender, a separate Corporate Guaranty, pursuant to which each Original Corporate Guarantor agreed to guaranty the full, prompt and unconditional payment of when due of any and all present and future obligations or liabilities of any kind of the Borrower owing to the Lender, including, without limitation, the repayment in full of the Revolving Credit Loan (hereinafter as each may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented collectively referred to as the "Corporate Guaranty"); and

     WHEREAS, on January 17, 1991, the Borrower, as the assignor, delivered to the Lender, as the assignee, a certain Assignment of Life Insurance Policy as Collateral with respect to that certain life insurance policy no. U01426631 issued by the Hartford Insurance Company upon the life of the Individual Guarantor (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Assignment #1"), as collateral security for the Borrower's obligations under the Loan Agreement; and

     WHEREAS, on February 20, 1991, Joule Maintenance Corporation, as successor-in-interest to Joule Maintenance Corp., as the assignor, executed and delivered to the Lender, as the assignee, a certain Collateral Assignment of Contract Proceeds with respect to that certain contract between Joule Maintenance Corporation and the United States Government identified as Contract No. DAHC21-85-C-0021 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Assignment #2"), as collateral security for the repayment of the liabilities and obligations of Joule Maintenance Corporation to the Lender under the Loan Agreement and under the Corporate Guaranty; and

     WHEREAS, on September 1, 1991, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Promissory Note for the purpose of extending the term of the Revolving Credit Loan from the then current maturity date of "September 1, 1991", to a new maturity date of "January 15, 1992" (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Extension Agreement #1"); and

     WHEREAS, on January 15, 1992, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Revolving Credit Loan from the then current maturity date of "January 15, 1992" to a new


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maturity date of "January 31, 1993"  (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Extension Agreement #2"); and

     WHEREAS, on January 31, 1993, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Revolving Credit Loan from the then current maturity date of "January 31, 1993" to a new maturity date of "January 31, 1994" (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Extension Agreement #3"); and

     WHEREAS, on January 31, 1994, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Revolving Credit Loan from the then current maturity date of "January 31, 1994" to a new maturity date of "March 31, 1994" (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Extension Agreement #4"); and

     WHEREAS, on March 31, 1994, the Borrower, the Original Corporate Guarantors, the Individual Guarantor and the Lender entered into a certain First Modification and Extension Agreement for the purposes of (i) in Article I,
Section 1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the then current Termination Date of "March 31, 1994" to a new Termination Date of "January 31, 1995"; (ii) amending and modifying the Lender's address from the old address of "630 Franklin Boulevard, Somerset, New Jersey 08875" to "4365 Route 1 South, Princeton, New Jersey 08540"; (iii) providing for a mutual waiver of jury trial; and (iv) providing for semi-annual audits of Collateral (hereinafter referred to as the "First Modification Agreement"); and

     WHEREAS, on March 31, 1994, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain First Allonge to $4,000,000.00 Revolving Note for the purposes of (i) extending the maturity date of the Revolving Note from the then current maturity date of "March 31, 1994" to a new maturity date of "January 31, 1995" and (ii) amending and modifying the Lender's address from the old address of "630 Franklin Boulevard, Somerset, New Jersey 08875" to "4365 Route 1 South, Princeton, New Jersey 08540" (hereinafter referred to as the "First Allonge"); and

     WHEREAS, Joule Engineering of California, Inc., Joule Engineering of Pennsylvania, Inc., Joule Constructors, Inc., Joule Temporaries of Edison, Inc., Joule Temporaries of Parsippany, Inc. and Joule Operating Services, Inc. each had their respective charters revoked and are no longer doing business; and

     WHEREAS, as of January 31, 1995, the Borrower, the Original Corporate Guarantors, the Individual Guarantor and the Lender entered into a certain Second Modification and Extension Agreement (hereinafter referred to as the "Second Modification Agreement") for the purposes of (i) in Article I, Section
1.1 of the Loan Agreement,  extending the Termination Date


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of the  Revolving  Note from the then current  Termination  Date of "January 31,
1995" to a new  Termination  Date of  "January  31,  1996";  (ii) in Article II,
Section 2.4 of the Loan Agreement, decreasing the interest rate from the then existing interest rate of "Base Rate plus one and one-half percent (1.5%) per annum" to a new interest rate of "Base Rate plus one percent (1.0%) per annum";
(iii) amending and modifying the Lender's audits of Collateral from semi-annual audits of Collateral to annual audits of Collateral; and (iv) amending and modifying the Lender's name from the then existing name of "United Jersey Bank/Central, N.A." to the new name of "United Jersey Bank"; and

     WHEREAS, as of January 31, 1995, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Second Allonge to $4,000,000.00 Revolving Note for the purposes of (i) extending the maturity date of the Revolving Note from the then current maturity date "January 31, 1995" to a new maturity date of "January 31, 1996"; (ii) decreasing the interest rate from the then existing interest rate of "Base Rate plus one and one-half percent (1.5%) per annum" to the new interest rate of "Base Rate plus one percent (1.0%) per annum"; and (iii) amending and modifying the name of the Lender from the Lender's existing name of "United Jersey Bank/Central, N.A." to the Lender's new name of "United Jersey Bank" (hereinafter referred to as the "Second Allonge"); and

     WHEREAS,  on  August  23,  1995,  the  Borrower,   the  Original  Corporate
Guarantors and the Lender entered into a certain Third Modification and Extension Agreement (hereinafter referred to as the "Third Modification Agreement") for the purposes of (i) in Article I, Section 1.1 of the Loan Agreement, increasing the original aggregate principal amount of the Revolving Credit Loan from the then existing aggregate principal amount of "$4,000,000.00" to the new increased aggregate principal amount of "$4,500,000.00"; (ii) in
Article I, Section 1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the then current Termination Date of "January 31, 1996" to a new Termination Date of "May 31, 1996"; (iii) in Article II, Section 2.2 of the Loan Agreement, providing for the issuance of Letters of Credit; (iv) in
Article V of the Loan Agreement, providing for a new section, Section 5.23, which provides for the Borrower's Maximum Debt to Tangible Net Worth Ratio of
2.0 -to- 1.0; (v) in Article V of the Loan Agreement, providing for a new section, Section 5.24, which provides for the Borrower's Maximum Debt Service Coverage Ratio of 1.5 -to- 1.0; (vi) providing for a release of the Individual Guarantor from the Individual Guaranty; and (vii) amending and modifying the Lender's address from the then existing address of "4365 Route 1 South, Princeton, New Jersey 08540" to a new address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837"; and

     WHEREAS, on August 23, 1995, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Third Allonge to $4,000,000.00 Revolving Note for the purposes of (i) increasing the original aggregate principal amount of the Revolving Credit Loan from the then existing aggregate principal amount of "$4,000,000.00" to a new increased aggregate principal amount of "4,500,000.00"; (ii) extending the maturity date of the Revolving Note from the then current maturity date of "January 31, 1996" to a new maturity date of "May 31, 1996"; and (iii) amending and modifying the Lender's address from the then existing address of "4365 Route 1 South, Princeton, New Jersey 08540" to a new address of "Raritan Plaza II,


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Fieldcrest  Avenue,  Edison, New Jersey 08837"  (hereinafter  referred to as the
"Third Allonge"); and

     WHEREAS,  Joule Maintenance  Corp. and Joule  Maintenance of Bayonne,  Inc.
were  merged  and  consolidated  and  Joule   Maintenance   Corporation  is  the
successor-in-interest to both companies; and

     WHEREAS, on February 6, 1996, the Borrower, the Original Corporate Guarantors and the Lender entered into a certain Fourth Modification and Extension Agreement (hereinafter referred to as the "Fourth Modification Agreement") for the purposes of (i) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Borrowing"; (ii) in Article I,
Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Affiliate"; (iii) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Interest Period"; (iv) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Interest Payment Date"; (v) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Interest Rate Determination Date"; (vi) in
Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Portion"; (vii) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Rate"; (viii) in Article I, Section
1.1 of the Loan Agreement, providing of the definition of "Eurodollar Rate Loans"; (ix) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Rate Taxes"; (x) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Reserve Percentage"; (xi) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Funding Segment"; (xii) in Article II, Section 2.4 of the Loan Agreement, deleting the then existing Section 2.4 and inserting a new Section 2.4 which provides that the Borrower may select an interest rate from the interest rate options between either (1) the Base Rate option or (2) the Eurodollar Rate Option; (xiii) in Article II of the Loan Agreement, providing for a new section,
Section 2.11, which provides for the Borrower's payment of an unused commitment fee; and (xiv) in Article II of the Loan Agreement, providing for a new section,
Section 2.12, which provides for the special provisions governing Eurodollar Rate Loans; and

     WHEREAS, on February 6, 1996, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Fourth Allonge to $4,000,000.00 Revolving Note for the purpose of deleting the then existing Paragraph 2 of the Revolving Note and inserting a new Paragraph 2 which provides that the interest rate to be charged on the outstanding aggregate principal amount of the Loan shall be set forth in Article II, Section 2.4 of the Loan Agreement (hereinafter referred to as the "Fourth Allonge"); and

     WHEREAS, as of May 31, 1996, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Fifth Allonge to $4,000,000.00 Revolving Note for the purpose of extending the maturity date of the Revolving Note from the then existing maturity date of "May 31, 1996" to a new maturity date of "May 31, 1997" (hereinafter referred to as the "Fifth Allonge"); and


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     WHEREAS,  as  of  May  31,  1996,  the  Borrower,  the  Original  Corporate
Guarantors  and  the  Lender  entered  into a  certain  Fifth  Modification  and
Extension  Agreement   (hereinafter  referred  to  as  the  "Fifth  Modification
Agreement") for the purpose of, in Article I, Section 1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the then existing Termination Date of "May 31,1996" to a new Termination Date of "May 31, 1997"; and

     WHEREAS, pursuant to a certain Certificate of Merger from the Office of the Secretary of State of the State of New Jersey dated February 3, 1997, Joule Engineering Corp., Joule Temporaries Corporation, Joule Maintenance of Maryland, Inc., Joule Technical Corporation, Joule Maintenance of Gibbstown, Inc. and Joule Maintenance of New York, Inc. were all merged with Joule Technical Services, Inc.; and

     WHEREAS, Tiger Maintenance is no longer doing business and its charter has been revoked; and

     WHEREAS, as of May 31, 1997, the Borrower, the Corporate Guarantors and the Lender entered into a certain Sixth Modification and Extension Agreement (hereinafter referred to as the "Sixth Modification Agreement"), for the purposes of (i) in Article I, Section 1.1 of the Loan Agreement, deleting the then existing definition of "Corporate Guarantors" and inserting a new definition of "Corporate Guarantors" in its place and stead; (ii) in Article I,
Section 1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the then existing Termination Date of "May 31, 1997" to a new Termination Date of "May 31,1998"; (iii) in Article V, Section 5.8(d) of the Loan Agreement providing for the consolidated balance sheet of the Obligors;
(iv) in the Loan Agreement, amending and modifying the Lender's address from the then existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to a new address of "210 Main Street, Hackensack, New Jersey 07601"; (v) in the "Loan Documents" (as such term is hereinafter defined), providing that any and all references to the "Corporate Guarantors" shall be deemed to refer to the Corporate Guarantors; (vi) in the Loan Documents, deleting any and all references to the then existing maturity date of "May 31, 1997" and inserting a new maturity date of "May 31, 1998" in their place and stead and (vii) in the Loan Documents, amending and modifying the Lender's address from the then existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to a new address of "210 Main Street, Hackensack, New Jersey 07601"; and

     WHEREAS, as of May 31, 1997, the Borrower as the maker, executed and delivered to the Lender, as the payee, a certain Sixth Allonge to $4,000,000.00 Revolving Note for the purposes of (i) extending the maturity date of the Revolving Note from the then existing maturity date of "May 31, 1997" to a new maturity date of "May 31, 1998" and (ii) amending and modifying the Lender's address from the then existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to a new address of "210 Main Street, Hackensack, New Jersey 07601" (hereinafter referred to as the "Sixth Allonge"); and

     WHEREAS,  as of May 31, 1998, the Borrower,  as the maker, has executed and delivered to the Lender, as the payee, a certain Seventh Allonge to $4,000,000.00 Revolving Note Dated February 21, 1991 for the purposes of (i) extending the maturity date of the Revolving Note from


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the then existing maturity date of "May 31, 1998" to a new maturity date of "May
31, 1999" (hereinafter referred to as the "Seventh Allonge"); and

     WHEREAS, as of May 31, 1998, the Borrower, the Corporate Guarantors and the Lender entered into a certain Seventh Amendment and Modification Agreement (hereinafter referred to as the "Seventh Modification Agreement") for the purposes of (i) in Article I, Section 1.1 of the Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the Extension
Agreement #1, the Extension Agreement #2, the Extension Agreement #3, the Extension Agreement #4, the First Modification Agreement, the First Allonge, the Second Modification, the Second Allonge, the Third Modification Agreement, the Third Allonge, the Fourth Modification Agreement, the Fourth Allonge, the Fifth Modification Agreement, the Fifth Allonge, the Sixth Modification Agreement, the Sixth Allonge, the Seventh Allonge and the Seventh Modification Agreement; (ii) in Article I, Section 1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the then existing Termination Date of "May 31, 1998" to a new Termination Date of "May 31, 1999"; (iii) in Article I, Section 1.1 of the Loan Agreement, providing for the new definitions of: "Extension Agreement #1", "Extension Agreement #2", "Extension Agreement #3", "Extension Agreement #4", "First Modification Agreement", "First Allonge", "Second Modification", "Second Allonge", "Third Modification Agreement", "Third Allonge", "Fourth Modification Agreement", "Fourth Allonge", "Fifth Modification Agreement", "Fifth Allonge", "Sixth Modification Agreement", "Sixth Allonge", "Seventh Allonge" and "Seventh Modification Agreement"; (iv) in Article II, Section 2.4 of the Loan Agreement, amending and modifying the interest rate options from the then existing interest rate options of (a) Base Rate or (b) two and one-quarter percent (2.25%) over the Eurodollar Rate to the new interest rate options of (1) Base Rate minus one quarter percent (0.25%) or (2) one and one-half percent (1.5%) over the Eurodollar Rate; (v) in Article II, Section 2.11 of the Loan Agreement, deleting the unused commitment fee; (vi) in the Loan Documents, deleting any and all references to the then existing maturity date of "May 31, 1998" and inserting a new maturity date of "May 31, 1999" in their place and stead; (vii) in Article V of the Loan Agreement, providing for a new Section
5.23 with respect to the year 2000; (viii) in the Loan Documents, providing that any and all references to the "Revolving Note" shall be deemed to refer to the Revolving Note as amended and modified up through and including the Seventh Allonge; and (ix) in the Loan Documents, providing that any and all references to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended and modified up through and including the Seventh Modification Agreement; and

     WHEREAS, on February 5, 1999, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Eighth Allonge to $4,000,000.00 Revolving Note Dated February 21, 1991 for the purposes of (i) amending and modifying the aggregate principal amount of the Revolving Credit Loan from the then existing aggregate principal amount of "$4,500,000.00" to a new, increased aggregate principal amount of "$6,000,000.00"; (ii) extending the maturity date of the Revolving Note from the then existing maturity date of "May 31, 1999" to a new maturity date of "May 31, 2000"; and (iii) in Paragraph 5 of the Revolving Note, deleting the then existing Paragraph 5 and inserting a new Paragraph 5 in its place and stead (hereinafter referred to as the "Eighth Allonge"); and

     WHEREAS, on February 5, 1999, the Borrower, the Corporate Guarantors and the Lender entered into a certain Eighth Amendment and Modification Agreement (hereinafter referred to as the "Eighth Modification Agreement") for the purposes of (i) in Article I, Section 1.1 of the Loan Agreement, increasing the Commitment amount of the Revolving Credit Loan from the then existing Commitment amount of "$4,500,000.00" to a new, increased Commitment amount of "$6,000,000.00"; (ii) in Article I, Section 1.1 of the Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the Eighth Allonge and the Eighth Modification Agreement; (iii) in Article I, Section 1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the then existing Termination Date of "May 31, 1999" to a new Termination Date of "May 31, 2000"; (iv) in Article I, Section 1.1 of the Loan Agreement, providing for the new definitions of "Eighth Allonge" and "Eighth Modification Agreement"; (v) in the Loan Documents, deleting any and all references to the then existing Termination Date / maturity date of "May 31, 1999" and inserting a new Termination Date / maturity date of "May 31, 2000" in their place and stead;
(vi) in the Loan Documents, providing that any and all references to the "Revolving Note" shall be deemed to refer to the Revolving Note as amended and modified up through and including the Eighth Allonge; and (vii) in the Loan Documents, providing that any and all references to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended and modified up through and including the Eighth Modification Agreement; and

     WHEREAS, as of May 10, 1999, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Ninth Allonge to $4,000,000.00 Revolving Note Dated February 21, 1991 for the purposes of amending and modifying the aggregate principal amount of the Revolving Credit Loan from the then existing aggregate principal amount of "$6,000,000.00" to a new, increased aggregate principal amount of "$8,500,000.00" (hereinafter referred to as the "Ninth Allonge"); and

     WHEREAS, as of May 10, 1999, the Borrower, the Corporate Guarantors and the Lender entered into a certain Ninth Amendment and Modification Agreement (hereinafter referred to as the "Ninth Modification Agreement"), for the purposes of (i) in Article I, Section 1.1 of the Loan Agreement, increasing the Commitment amount of the Revolving Credit Loan from the then existing Commitment amount of "$6,000,000.00" to a new, increased Commitment amount of "$8,500,000.00"; (ii) in Article I, Section 1.1 of the Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the Ninth Allonge and the Ninth Modification Agreement; (iii) in Article I, Section 1.1 of the Loan Agreement, providing for the new definitions of "Ninth Allonge" and "Ninth Modification Agreement"; (iv) in the Loan Documents, providing that any and all references to the "Revolving Note" shall be deemed to refer to the Revolving Note as amended and modified up through and including the Ninth Allonge; and (v) in the Loan Documents, providing that any and all references to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended and modified up through and including the Ninth Modification Agreement; and

     WHEREAS, as of even date herewith, the Borrower, as the maker, has executed and delivered to the Lender, as the payee, a certain Tenth Allonge to $4,000,000.00 Revolving Note Dated February 21, 1991 for the purposes of amending and modifying the aggregate principal amount of the Revolving Credit Loan from the existing aggregate principal amount of "$8,500,000.00" to a new, increased aggregate principal amount of "$9,000,000.00" (hereinafter referred to as the "Tenth Allonge"); and

     WHEREAS, the Borrower, the Corporate Guarantors and the Lender have agreed to enter into this Tenth Modification Agreement for the purposes of (i) in
Article I, Section 1.1 of the Loan Agreement, increasing the Commitment amount of the Revolving Credit Loan from the existing Commitment amount of "$8,500,000.00" to a new, increased Commitment amount of "$9,000,000.00"; (ii) in Article I, Section 1.1 of the Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the Tenth Allonge and this Tenth Modification Agreement; (iii) in Article I, Section 1.1 of the Loan Agreement, providing for the new definitions of "Tenth Allonge" and "Tenth Modification Agreement"; (iv) in the Loan Documents, providing that any and all references to the "Revolving Note" shall be deemed to refer to the Revolving Note as amended and modified up through and including the Tenth Allonge; and (v) in the Loan Documents, providing that any and all references to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended and modified up through and including this Tenth Modification Agreement; and

     WHEREAS, all words and terms not defined here shall have the meaning as contained in the Loan Agreement, as amended and modified up through and including this Tenth Modification Agreement; and

     WHEREAS, the Revolving Note, the Loan Agreement, the Corporate Guaranty, the Assignment #1, the Assignment #2, the Extension Agreement #1, the Extension Agreement #2, the Extension Agreement #3, the Extension Agreement #4, the First Allonge, the First Modification Agreement, the Second Allonge, the Second Modification Agreement, the Third Allonge, the Third Modification Agreement, the Fourth Allonge, the Fourth Modification Agreement, the Fifth Allonge, the Fifth Modification Agreement, the Sixth Allonge, the Sixth Modification Agreement, the Seventh Allonge, the Seventh Modification Agreement, the Eighth Allonge, the Eighth Modification Agreement, the Ninth Allonge, the Ninth Modification Agreement, the Tenth Allonge, this Tenth Modification Agreement and any and all of the documents, agreements, certificates and instruments executed in connection herewith shall be hereinafter collectively referred to as the "Loan Documents".

     NOW, THEREFORE, in consideration of these premises and the mutual representations, covenants and agreements of the Borrower, the Corporate Guarantors and the Lender, each party binding itself and its successors and assigns does hereby promise, covenant and agree as follows:

     1. There is, as of November 15, 1999, presently due and owing on the Revolving Note the principal sum $8,650,000.15, without defense, offset or counterclaim, all of which are hereby expressly waived by the Borrower and the Corporate Guarantors as of the date hereof. The foregoing principal balance is allocated as follows: (a) $8,650,000.15 for outstanding Advances of direct loans under the Note and (b) -$0- for Letters of Credit.

     2.  By  execution  hereof,  the  Borrower  and  the  Corporate   Guarantors
acknowledge and agree that the Lender's consent to enter into this Tenth Modification Agreement is contingent upon the following:

         (a) the payment by the Borrower of all costs, expenses and fees of the transaction contemplated by this Tenth Modification Agreement, including, but not limited to (i) all search costs and expenses, (ii) all fees and expenses of the Lender's attorneys and (iii) all accrued and unpaid interest up to and including the date hereof; and

         (b) the continued delivery by the Borrower to the Lender of copies of all valid insurance certificates with respect to worker's compensation, general liability, umbrella liability and other insurance required pursuant to the Loan Agreement, as previously amended and modified, all of which name the Lender as lender and/or loss payee with respect to Accounts Receivable, Inventory, Equipment and other corporate assets.

     3. To the best of the Borrower's and each Corporate Guarantor's knowledge, the Borrower and each Corporate Guarantor hereby represent that the lien on the Collateral granted to the Lender under the Loan Agreement, as amended and modified up through and including this Tenth Modification Agreement, continue to be valid and enforceable first lien on the Collateral.

     4. The Loan Agreement, as previously amended and modified, is hereby further amended and modified, as follows:

          (a) Article I, Section 1.1 shall be amended and modified as follows:


               (i) Subsection (m) shall be amended and modified by deleting the existing Commitment amount of "Eight Million Five Hundred Thousand and 00/100 ($8,500,000.00) Dollars" and inserting a new increased Commitment amount of "Nine Million and 00/100 ($9,000,000.00) Dollars" in its place and stead.

               (ii) Subsection (cc) shall be amended and modified by inserting a reference to both the "Tenth Allonge" and this "Tenth Modification Agreement".

               (iii) The following new definitions shall be inserted:

               ""Tenth Allonge" shall mean that certain Tenth Allonge to $4,000,000.00 Revolving Note Dated February 20, 1991 dated as of November 15, 1999 pursuant to which the Borrower and the Lender agreed to further amend and modify the terms of the Note for the purposes of amending and modifying the aggregate principal amount of the loan from the then existing aggregate principal amount of "$8,500,000.00" to a new, increased aggregate principal amount of "$9,000,000.00"."

               ""Tenth Modification Agreement" shall mean that certain Tenth Amendment and Modification Agreement dated as of November 15, 1999, pursuant to which the Borrower, the Corporate Guarantors and the Lender agreed to further amend and modify the terms of this Agreement and the other Loan Documents, all as previously amended and modified for the purposes of (i) in Article I, Section 1.1 of this Agreement, increasing the Commitment amount from the then existing Commitment amount of "$8,500,000.00" to a new, increased Commitment amount of "$9,000,000.00"; (ii) in Article I, Section
               1.1 of this Agreement, amending and modifying the definition of "Loan Documents" to provide for the Tenth Allonge and the Tenth Modification Agreement; (iii) in Article I, Section 1.1 of this Agreement, providing for the new definitions of "Tenth Allonge" and "Tenth Modification Agreement"; (iv) in the Loan Documents, providing that any and all references to the "Note" shall be deemed to refer to the Note as amended and modified up through and including the Tenth Allonge; and (v) in the Loan Documents, providing that any and all references to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended and modified up through and including the Tenth Modification Agreement."

     5. The Loan Documents, as previously amended and modified, are hereby further amended and modified as follows:

         (a) Any and all references to the existing Commitment amount of "Eight Million Five Hundred Thousand and 00/100 ($8,500,000.00) Dollars" shall be deleted and the new increased Commitment amount of "Nine Million and 00/100 ($9,000,000.00) Dollars" shall be inserted in their place and stead.

         (b) Any and all references to the "Revolving Note" shall be deemed to refer to the Revolving Note as amended and modified up through and including the Tenth Allonge.

         (c) Any and all references to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended and modified up through and including this Tenth Modification Agreement.

     6. To the best of the Borrower's and each of the Corporate Guarantors' knowledge, all representations and warranties contained in the Loan Documents, as amended and modified through this Tenth Modification Agreement are true, accurate and complete as of the date hereof and shall be deemed continuing representations and warranties so long as the Revolving Credit Loan shall remain outstanding.

     7. The Borrower and the Corporate Guarantors expressly confirm and affirm that the Corporate Guaranty remains in full force and effect as a continuing guaranty of the full, prompt and unconditional payment of all present and future obligations and/or liabilities of any kind of the Borrower due and owing to the Lender, including, without limitation, the repayment in full of the Revolving Credit Loan.

     8. All other terms and conditions of the Loan Documents, as amended and modified through this Tenth Modification Agreement, remain in full force and effect, except as amended and modified herein, and the parties hereto hereby expressly confirm and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to said Loan Documents, including, without limitation, the obligations of the Corporate Guarantors under the Corporate Guaranty, as amended and modified by this Tenth Modification Agreement.

     9. It is the intention of the parties hereto that this Tenth Modification Agreement shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Loan Documents. In the event this Tenth Modification Agreement, or any portion hereof in any of the instruments executed in connection herewith shall be construed or shall operate to affect the lien priority of the Loan Documents, then to the extent such instrument creates a charge upon the Loan Documents in excess of that contemplated and permitted thereby, and to the extent third parties acquiring an interest in the Loan Documents between the time of recording of the Loan Documents and the recording of this Tenth Modification Agreement are prejudiced hereby, if any, this Tenth Modification Agreement shall be void and of no force and effect; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness evidenced by the Revolving Note shall have been paid in full and the Revolving Credit Loan terminated.

     10. The Borrower and the Corporate Guarantors do hereby:

         (a) ratify, confirm and acknowledge that, as amended and modified hereby, the Loan Documents continue to be valid, binding and in full force and effect;

         (b) covenant and agree to perform all of their respective obligations contained in the Loan Documents, as amended and modified hereby;

         (c) represent and warrant that, after giving effect to the transactions contemplated by this Tenth Modification Agreement, no "Event of Default" (as such term is defined in the Loan Agreement), exists or will exist upon the delivery of notice, passage of time, or both;

         (d) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Revolving Note or of the Revolving Credit Loan, or any waiver of any of the other Loan Documents, and do not constitute a release, termination or waiver of any of the liens, security interests or rights or remedies granted to the Lender under the Loan Documents, all of which liens, security interests, rights or remedies are hereby ratified, confirmed and continued as security for the Revolving Credit Loan, as amended and modified hereby; and

         (e) acknowledge and agree that the failure by the Borrower and/or the Corporate Guarantors to comply with or perform any of their respective covenants, agreements or obligations contained herein shall constitute an Event of Default under the Loan Agreement.

     IN WITNESS WHEREOF, the parties have caused this Tenth Modification Agreement to be duly executed, sealed and attested and/or witnessed, as appropriated, and delivered, all as of the day and year first above written.

                                   JOULE, INC., a Delaware corporation
                                   JOULE MAINTENANCE CORPORATION, a New
                                   Jersey corporation
                                   JOULE TECHNICAL SERVICES, INC., a New
                                   Jersey corporation
                                   JOULE TECHNICAL STAFFING, INC., a New
                                   Jersey corporation
[SEAL]
ATTEST:


/s/ Bernard G. Clarkin                      By:/s/ Emanuel N. Logothetis
------------------------------------           ---------------------------------
Bernard G. Clarkin                              Emanuel N. Logothetis
Secretary                                       In his capacity as the President
                                                of each of the above-referenced
                                                corporations

                                                SUMMIT BANK


                                                By:/s/ Cynthia Colucci
                                                   ----------------------------
                                                      Cynthia Colucci
                                                      Vice President

STATE OF NEW JERSEY                 :
                                            :  ss.
COUNTY OF MIDDLESEX        :

BE IT REMEMBERED, that on this 21st day of December, 1999, before me, the subscriber, an officer duly authorized pursuant to N.J.S.A. 46:14-6 to take acknowledgments for use in the State of New Jersey, personally appeared Cynthia Colucci, who, I am satisfied is the person who executed the within Instrument, as the Vice President of Summit Bank, the corporation named therein, and I having first made know to her the contents thereof, she did thereupon acknowledge that the said Instrument made by the said corporation and sealed with its corporate seal and delivered by her as such officer, is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.

                                      /s/ Joyce Morgan
                                      ----------------------------------------
                                      Notary Public of the State of New Jersey

STATE OF NEW JERSEY        :                        JOYCE MORGAN
                           :        ss.        NOTARY PUBLIC OF NEW JERSEY
COUNTY OF MORRIS           :               My Commission Expires Jan. 8, 2002

     BE IT REMEMBERED, that on this 15th day of December, 1999, before me, the subscriber, an officer duly authorized pursuant to N.J.S.A. 46:14-6 to take acknowledgments for use in the State of New Jersey, personally appeared Emanuel
N. Logothetis, who, I am satisfied is the person who executed the within Instrument, as the President of Joule, Inc., Joule Maintenance Corporation, Joule Technical Services, Inc. and Joule Technical Staffing, Inc., the corporations named therein, and I having first made know to him the contents thereof, he did thereupon acknowledge that the said Instrument made by said corporations and sealed with their corporate seals and delivered by him as such officer, is the voluntary act and deed of said corporations, made by virtue of authority from their respective Boards of Directors, for the uses and purposes therein expressed.

                                      /s/ Shirley J. Purkey
                                      ----------------------------------------
                                      Notary Public of the State of New Jersey

                                                SHIRLEY J. PURKEY
                                           Notary Public of New Jersey
                                        My Commission Expires Feb 22,, 2000

                                TENTH ALLONGE TO
                          $4,000,000.00 REVOLVING NOTE
                             DATED FEBRUARY 20, 1991

     THIS TENTH ALLONGE TO $4,000,000.00 REVOLVING NOTE DATED FEBRUARY 20, 1991 (hereinafter referred to as this "Tenth Allonge") is made as of the 15th day of November, 1999, by and between,

     JOULE, INC., having its principal executive offices located at 1245 Route 1 South, Edison, New Jersey 08837, being a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (hereinafter referred to as the "Borrower"),

     AND

     SUMMIT BANK, as successor-in-interest to UNITED JERSEY BANK, having an office located at 210 Main Street, Hackensack, New Jersey 07601, being a banking corporation duly organized and validly existing under the laws of the State of New Jersey (hereinafter referred to as the "Lender").

                                   BACKGROUND

     A. On February 20, 1991, the Lender extended to the Borrower a revolving credit loan in the original aggregate principal amount of up to $4,000,000.00 (hereinafter referred to as the "Loan"), pursuant to the terms and conditions of that certain Loan and Security Agreement dated February 20, 1991, executed by and between the Borrower and the Lender (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Loan Agreement").

     B. On February 20, 1991, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Revolving Note in the original aggregate principal amount of the Loan (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Note").

     C. On September 1, 1991, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Promissory Note for the purpose of extending the term of the Loan from the then current maturity date of "September 1, 1991" to a new maturity date of "January 15, 1992" (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Extension Agreement #1").

     D. On January 15, 1992, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Loan from the then current maturity date of "January 15, 1992" to a new maturity date of "January 31, 1993" (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Extension Agreement #2").

     E. On January 31, 1993, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Loan from the then current maturity date of "January 31, 1993" to a new maturity date of "January 31, 1994" (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Extension Agreement #3").

     F. On January 31, 1994, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Loan from the then current maturity date of "January 31, 1994" to a new maturity date of "March 31, 1994" (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Extension Agreement #4").

     G. As of March 31, 1994, pursuant to a certain First Modification and Extension Agreement (hereinafter referred to as the "First Modification Agreement"), executed by and among, inter alia, the Borrower and the Lender, the parties agreed, among other things (i) to extend the maturity date of the Loan from the then current maturity date of "March 31, 1994" to a new maturity date of "January 31, 1995"; and (ii) to amend and modify the Lender's address from the then existing address of "630 Franklin Boulevard, Somerset, New Jersey 08875" to a new address of "4365 Route 1 South, Princeton, New Jersey 08540".

     H. As of March 31, 1994, pursuant to the terms of a certain First Allonge to $4,000,000.00 Revolving Note Dated February 20, 1991 (hereinafter referred to as the "First Allonge"), executed by the Borrower, as the maker, and delivered to the Lender, as the payee, the Borrower and the Lender agreed to amend and modify the terms of the Note, as previously amended and modified, for the purposes of (i) extending the term of the Loan from the then current maturity date of "March 21, 1994" to the new maturity date of "January 31, 1995"; and
(ii) amending and modifying the Lender's address from the then existing address of "630 Franklin Boulevard, Somerset, New Jersey 08875" to a new address of "4365 Route 1 South, Princeton, New Jersey 08540".

     I. As of January 31, 1995, pursuant to the terms of a certain Second Modification and Extension Agreement (hereinafter referred to as the "Second Modification Agreement"), executed by and among, inter alia, the Borrower and the Lender, the parties agreed, among other things (i) to extend the maturity date of the Loan from the then current maturity date of "January 31, 1995" to a new maturity date of "January 31, 1996"; (ii) to amend and modify the interest rate on the aggregate principal amount of the Loan from the then existing interest rate of "Bank's Base Rate plus one and one-half percent (1.5%) on a floating basis" to a new interest rate of "Bank's Base Rate plus one percent (1.0%) on a floating basis"; and (iii) to amend and modify the Lender's name from the then existing name of "United Jersey Bank/Central, N.A." to a new name of "United Jersey Bank".

     J. As of January 31, 1995, pursuant to the terms of a certain Second Allonge to $4,000,000.00 Revolving Note Dated February 20, 1991 (hereinafter referred to as the "Second Allonge"), executed by the Borrower, as the maker, and the Lender, as the payee, the Borrower and the Lender agreed to amend and modify the terms of the Note, as previously amended and modified, for the purposes of (i) extending the maturity date of the Loan from the then current maturity date of "January 31, 1995" to the new maturity date of "January 31, 1996"; (ii) amending and modifying the interest rate charged on the outstanding aggregate principal amount of the Loan from the then existing interest rate of "Bank's Base Rate plus one and one-half percent (1.5%) on a floating basis" to a new interest rate of "Bank's Base Rate plus one percent (1.0%) on a floating basis"; and (iii) amending and modifying the Lender's name from the then existing name of "United Jersey Bank/Central, N.A." to the new name of "United Jersey Bank".

     K. As of August 25, 1994, pursuant to the terms of a certain Third Modification and Extension Agreement (hereinafter referred to as the "Third Modification Agreement"), executed by and among, inter alia, the Borrower and the Lender, the parties agreed, among other things (i) to amend and modify the aggregate principal amount of the Loan from the then existing principal amount of "$4,000,000.00" to the new increased principal amount of "$4,500,000.00";
(ii) to extend the maturity date of the Loan from the then current maturity date of "January 31, 1996" to a new maturity date of "May 31, 1996"; and (iii) to amend and modify the Lender's address from the then existing address of "4365 Route 1 South, Princeton, New Jersey 08540" to the Lender's new address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837".

     L. As of August 23, 1995, pursuant to the terms of a certain Third Allonge to $4,000,000.00 Revolving Note Dated February 20, 1991 (hereinafter referred to as the "Third Allonge"), executed by the Borrower, as the maker, and delivered to the Lender, as the payee, the Borrower and the Lender agreed to amend and modify the terms of the Note, as previously amended and modified, for the purposes of (i) amending and modifying the aggregate principal amount of
"$4,000,000.00"   to   a   new   increased   aggregate   principal   amount   of
"$4,500,000.00"; (ii) to extend the maturity date of the Loan from the then current maturity date of "January 31, 1996" to a new maturity date of "May 31, 1996"; and (iii) to amend and modify the Lender's address from the then existing address of "4365 Route 1 South, Princeton, New Jersey 08540" to the Lender's new address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837".

     M. As of February 6, 1996, pursuant to the terms of a certain Fourth Modification and Extension Agreement (hereinafter referred to as the "Fourth Modification Agreement"), executed by and among, inter alia, the Borrower and the Lender, the parties agreed, among other things, to delete the then existing Paragraph 2 of the Note and to insert a new Paragraph 2 in its place and stead, which provides that interest shall be due and payable as set forth in the Loan Agreement, as previously amended and modified.

     N. As of February 6, 1996, pursuant to the terms of a certain Fourth Allonge to $4,000,000.00 Revolving Note Dated February 20, 1991 (hereinafter referred to as the "Fourth Allonge"), executed by the Borrower, as the maker, and delivered to the Lender, as the payee, the Borrower and the Lender agreed to amend and modify the Note, as previously amended and modified, for the purpose of deleting the then existing Paragraph 2 of the Note and inserting a new Paragraph 2 in its place and stead, which provides that interest shall be due and payable as set forth in the Loan Agreement, as previously amended and modified.

     O. As of May 31, 1996, pursuant to the terms of a certain Fifth Modification and Extension Agreement (hereinafter referred to as the "Fifth Modification Agreement"), executed by and among, inter alia, the Borrower and the Lender, the parties agreed, among other things, to extend the maturity date of the Loan from the then current maturity date of "May 31, 1996" to a new maturity date of "May 31, 1998".

     P. As of May 31, 1996, pursuant to the terms of a certain Fifth Allonge to $4,000,000.00 Revolving Note Dated February 20, 1991 (hereinafter referred to as the "Fifth Allonge"), executed by the Borrower, as the maker, and delivered to the Lender, as the payee, the Borrower and the Lender agreed to amend and modify the Note, as previously amended and modified, for the purpose of extending the term of the term of the Loan from the then current maturity date of "May 31, 1996" to a new maturity date of "May 31, 1998".

     Q. As of May 31, 1997, pursuant to the terms of a certain Sixth Modification and Extension Agreement (hereinafter referred to as the "Sixth Modification Agreement"), executed by and among, inter alia, the Borrower and the Lender, the parties agreed, among other things, (i) to extend the maturity date of the Loan from the then current maturity date of "May 31, 1997" to a new maturity date of "May 31, 1998" and (ii) to amend and modify the Lender's address from the then existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to the Lender's new address of "210 Main Street, Hackensack, New Jersey 07601".

     R. As of May 31, 1997, pursuant to the terms of a certain Sixth Allonge to $4,000,000.00 Revolving Note Dated February 20, 1991 (hereinafter referred to as the "Sixth Allonge"), executed by the Borrower, as the maker, and delivered to the Lender, as the payee, the Borrower and the Lender agreed to amend and modify the Note, as previously amended and modified, for the purpose of extending the term of the Loan from the then current maturity date of "May 31, 1997" to a new maturity date of "May 31, 1998".

     S. As of May 31, 1998, pursuant to the terms of a certain Seventh Amendment and Modification Agreement (hereinafter referred to as the "Seventh Modification Agreement"), executed by and among, inter alia, the Borrower and the Lender, the parties agreed, among other things, to extend the maturity date from the then current maturity date of "May 31, 1998" to a new maturity date of "May 31, 1999".

     T. As of May 31, 1998, pursuant to the terms of a certain Seventh Allonge to $4,000,000.00 Revolving Note Dated February 20, 1991 (hereinafter referred to as the "Seventh Allonge"), executed by the Borrower, as the maker, and delivered to the Lender, as the payee, the Borrower and the Lender agreed to amend and modify the Note, as previously amended and modified, for the purpose of extending the term of the Loan from the then current maturity date of "May 31, 1998" to a new maturity date of "May 31, 1999".

     U. As of  February  5,  1999,  pursuant  to the terms of a  certain  Eighth
Amendment and Modification Agreement (hereinafter referred to as the "Eighth Modification Agreement"), executed by and among, inter alia, the Borrower and the Lender, the parties agreed, among other things, (i) to amend and modify the aggregate principal amount of the Loan from the then existing aggregate principal amount of "$4,500,000.00" to a new, increased aggregate principal amount of "$6,000,000.00"; and (ii) to extend the maturity date from the then current maturity date of "May 31, 1999" to a new maturity date of "May 31, 2000".

     V. As of February 5, 1999, pursuant to the terms of a certain Eighth Allonge to $4,000,000.00 Revolving Note Dated February 20, 1991 (hereinafter referred to as the "Eighth Allonge"), executed by the Borrower, as the maker, and delivered to the Lender, as the payee, the Borrower and the Lender agreed
(i) to amend and modify the aggregate principal amount of the Loan from the then existing aggregate principal amount of "$4,500,000.00" to a new, increased aggregate principal amount of "$6,000,000.00"; and (ii) to extend the maturity date from the then current maturity date of "May 31, 1999" to a new maturity date of "May 31, 2000".

     W. As of May 10, 1999, pursuant to the terms of a certain Ninth Amendment and Modification Agreement (hereinafter referred to as the "Ninth Modification Agreement"), executed by and among, inter alia, the Borrower and the Lender, the parties agreed, among other things, to amend and modify the aggregate principal amount of the Loan from the then existing aggregate principal amount of
"$6,000,000.00"   to  a   new,   increased   aggregate   principal   amount   of
"$8,500,000.00".

     X. As of May 10, 1999, pursuant to the terms of a certain Ninth Allonge to $4,000,000.00 Revolving Note Dated February 20, 1991 (hereinafter referred to as the "Ninth Allonge"), executed by the Borrower, as the maker, and delivered to the Lender, as the payee, the Borrower and the Lender agreed to amend and modify the aggregate principal amount of the Loan from the then existing aggregate principal amount of "$6,000,000.00" to a new, increased aggregate principal amount of "$8,500,000.00".

     Y. As of even date herewith, pursuant to the terms of a certain Tenth Amendment and Modification Agreement (hereinafter referred to as the "Tenth Modification Agreement"), executed by and among, inter alia, the Borrower and the Lender, the parties agreed, among other things, to amend and modify the aggregate principal amount of the Loan from the existing aggregate principal amount of "$8,500,000.00" to a new, increased aggregate principal amount of "$9,000,000.00".

     Z. The Borrower and the Lender now desire to further amend and modify the terms of the Note, as previously amended and modified, to reflect the terms and conditions of the Tenth Modification Agreement.

     NOW, THEREFORE, in consideration of the mutual benefits inuring to the Borrower and the Lender and intending to be legally bound hereby, the Note, as previously amended and modified through the Ninth Allonge, is hereby further amended and modified as follows:

         1. Loan. Any and all references to the existing aggregate principal amount of the Loan of "$8,500,000.00" shall be deleted and the new increased aggregate principal amount of "$9,000,000.00" shall be inserted in their place and stead.

         2. Modification of Note. The Note is the "Note" as defined in the Loan Agreement, as previously amended and modified by the Extension Agreement #1, the Extension Agreement #2, the Extension Agreement #3, the Extension Agreement #4, the First Allonge, the Second Allonge, the Third Allonge, the Fourth Allonge, the Fifth Allonge, the Sixth Allonge, the Seventh Allonge, the Eighth Allonge, the Ninth Allonge and as further amended and modified by this Tenth Allonge. All other provisions of the Note and of all other agreements and instruments executed in connection therewith shall not be modified hereby, except as expressly set forth herein, and this Tenth Allonge shall not be considered as a waiver of any of the Lender's rights under the Note as heretofore existing or as hereafter modified by this Tenth Allonge.

         3. Construction. Any capitalized terms used in this Tenth Allonge not otherwise defined herein shall have the meaning as set forth in the Tenth Modification Agreement.

         4. Single Instrument. The Borrower hereby directs the Lender to affix this Tenth Allonge to the Note, whereupon the Note, the Extension Agreement #1, the Extension Agreement #2, the Extension Agreement #3, the Extension Agreement #4, the First Allonge, the Second Allonge, the Third Allonge, the Fourth Allonge, the Fifth Allonge, the Sixth Allonge, the Seventh Allonge, the Eighth Allonge, the Ninth Allonge and this Tenth Allonge will become and constitute a single instrument.

     IN WITNESS WHEREOF, the Lender and the Borrower have executed this Tenth Allonge under the seal on the date first above written.

                                           BORROWER:

[SEAL]
ATTEST:                                    JOULE, INC., a Delaware corporation


/s/ Bernard G. Clarkin                     By:/s/ Emanuel N. Logothetis
------------------------------------          ----------------------------------
Bernard G. Clarkin                            Emanuel N. Logothetis
Secretary                                     President

                                           LENDER:

                                           SUMMIT BANK


                                           By:/s/ Cynthia Colucci
                                              ----------------------------------
                                              Cynthia Colucci
                                              Vice President

                           CERTIFICATE OF JOULE, INC.
                  AS TO EXISTENCE, AUTHORIZATION AND INCUMBENCY
                          OF OFFICERS AND OTHER MATTERS

     The Undersigned, Bernard G. Clarkin, Secretary of Joule, Inc., a Delaware corporation (hereinafter referred to as the "Company"), in connection with the tenth amendment and modification of a revolving credit loan in the modified aggregate principal amount of up to $9,000,000.00 made by Summit Bank, as successor-in-interest to United Jersey Bank (hereinafter referred to as the "Lender") to the Company pursuant to a certain Loan and Security Agreement dated February 20, 1991, executed by and between, the Company and the Lender (hereinafter referred to as the "Loan Agreement"), which amendment and modification is evidenced by that certain Tenth Amendment and Modification Agreement dated as of November 15, 1999 (hereinafter referred to as the "Modification Agreement"), does hereby represent, warrant and certify as follows:

     1. Terms defined in the Modification Agreement and not otherwise expressly defined herein shall have the same meanings herein as in the Modification Agreement.

     2. A true, correct and complete copy of the Certificate of Incorporation of the Company, which is in full force and effect as of the date hereof, has been previously delivered to the Lender. There is no amendment or other document relating to or affecting the Certificate of Incorporation or its shareholders, directors, or officers in contemplation of the liquidation or dissolution of the Company.

     3. A true, correct and complete copy of the By-Laws of the Company, which are in full force and effect as of the date hereof, have been previously delivered to the Lender and since such delivery there have been no amendments, modifications or other supplements to the By-Laws.

     4. Attached hereto as Exhibit "A" is a true, correct and complete copy of the following:

          (i) Resolutions duly adopted by the Board of Directors of the Company at a meeting duly called and held on December 8, 1999, at which a quorum was present and acting throughout, authorizing the execution and delivery of the Modification Agreement and all other documents to be executed and delivered by the Company in connection therewith.

     Said Exhibit is in full force on the date hereof and has not been amended, altered, modified or repealed.

     5. The following persons are, on the date hereof, duly elected, qualified and acting officers of the Company authorized to execute the Loan Documents and holding the offices set forth after their respective names below and that opposite the name of each is set forth his true and genuine signature:

          Name                Office                  Signature

 Emanuel N. Logothetis       President               /s/ Emanuel N. Logothetis
                                                     --------------------------

 Bernard G. Clarkin          Secretary               /s/ Bernard G. Clarkin
                                                     --------------------------

     6. To the best of the Company's knowledge, on and as of the date hereof, each of the representations and warranties made by the Company in the Modification Agreement is true, correct and complete and all agreements of the Company therein provided and contemplated to be performed on or prior to the date hereof have been so performed.

     IN WITNESS WHEREOF, I have hereunto set my hand as the Secretary of the Company and have affixed the corporate seal of the Company, all as of the 15th day of November, 1999.

[SEAL]                                      JOULE, INC., a Delaware corporation


                                             By:/s/ Bernard G. Clarkin
                                                --------------------------------
                                                Bernard G. Clarkin
                                                Secretary

                                                                       [GRAPHIC]

Exhibit A



Upon  motion duly made and seconded it was unanimously


       RESOLVED, that the Tenth Loan Modification and Extension Agreement approved by the bank in November, 1999, between the Company and Summit Bank be authorized.

                 CERTIFICATE OF JOULE TECHNICAL SERVICES, INC.,
                AS TO EXISTENCE, AUTHORIZATION AND INCUMBENCY OF
                           OFFICERS AND OTHER MATTERS

     The Undersigned, Bernard G. Clarkin, Secretary of Joule Technical Services, Inc., a New Jersey corporation (hereinafter referred to as the "Company"), in connection with the tenth amendment and modification of a revolving credit loan in the modified aggregate principal amount of up to $9,000,000.00 (hereinafter referred to as the "Loan") made by Summit Bank, as successor-in-interest to United Jersey Bank (hereinafter referred to as the "Lender") to Joule, Inc., a New Jersey corporation, (hereinafter referred to as the "Borrower") pursuant to a certain Loan and Security Agreement dated February 20, 1991, executed by and between, the Borrower and the Lender (hereinafter referred to as the "Loan Agreement"), which amendment and modification is evidenced by that certain Tenth Amendment and Modification Agreement dated as of November 15, 1999 (hereinafter referred to as the "Modification Agreement"), and which Loan has been guarantied by the Company, does hereby represent, warrant and certify as follows:

     1. Terms defined in the Modification Agreement and not otherwise expressly defined herein shall have the same meanings herein as in the Modification Agreement.

     2. A true, correct and complete copy of the Certificate of Incorporation of the Company, which is in full force and effect as of the date hereof, has been previously delivered to the Lender. There is no amendment or other document relating to or affecting the Certificate of Incorporation or its shareholders, directors, or officers in contemplation of the liquidation or dissolution of the Company.

     3. A true, correct and complete copy of the By-Laws of the Company, which are in full force and effect as of the date hereof, have been previously delivered to the Lender and since such delivery there have been no amendments, modifications or other supplements to the By-Laws.

     4. Attached hereto as Exhibit "A" is a true, correct and complete copy of the following:


          (i) Resolutions duly adopted by the Board of Directors of the Company at a meeting duly called and held on December 8, 1999, at which a quorum was present and acting throughout, authorizing the execution and delivery of the Modification Agreement and all other documents to be executed and delivered by the Company in connection therewith.

     Said Exhibit is in full force on the date hereof and has not been amended, altered, modified or repealed.

                                                                       [GRAPHIC]

Exhibit A



Upon  motion duly made and seconded it was unanimously


       RESOLVED, that the Tenth Loan Modification and Extension Agreement approved by the bank in November, 1999, between the Company and Summit Bank be authorized.

                 CERTIFICATE OF JOULE TECHNICAL STAFFING, INC.,
                AS TO EXISTENCE, AUTHORIZATION AND INCUMBENCY OF
                           OFFICERS AND OTHER MATTERS

     The Undersigned, Bernard G. Clarkin, Secretary of Joule Technical Staffing, Inc., a New Jersey corporation (hereinafter referred to as the "Company"), in connection with the tenth amendment and modification of a revolving credit loan in the modified aggregate principal amount of up to $9,000,000.00 (hereinafter referred to as the "Loan") made by Summit Bank, as successor-in-interest to United Jersey Bank (hereinafter referred to as the "Lender") to Joule, Inc., a New Jersey corporation, (hereinafter referred to as the "Borrower") pursuant to a certain Loan and Security Agreement dated February 20, 1991, executed by and between, the Borrower and the Lender (hereinafter referred to as the "Loan Agreement"), which amendment and modification is evidenced by that certain Tenth Amendment and Modification Agreement dated as of November 15, 1999 (hereinafter referred to as the "Modification Agreement"), and which Loan has been guarantied by the Company, does hereby represent, warrant and certify as follows:

     1. Terms defined in the Modification Agreement and not otherwise expressly defined herein shall have the same meanings herein as in the Modification Agreement.

     2. A true, correct and complete copy of the Certificate of Incorporation of the Company, which is in full force and effect as of the date hereof, has been previously delivered to the Lender. There is no amendment or other document relating to or affecting the Certificate of Incorporation or its shareholders, directors, or officers in contemplation of the liquidation or dissolution of the Company.

     3. A true, correct and complete copy of the By-Laws of the Company, which are in full force and effect as of the date hereof, have been previously delivered to the Lender and since such delivery there have been no amendments, modifications or other supplements to the By-Laws.

     4. Attached hereto as Exhibit "A" is a true, correct and complete copy of the following:


          (i) Resolutions duly adopted by the Board of Directors of the Company at a meeting duly called and held on December 8, 1999, at which a quorum was present and acting throughout, authorizing the execution and delivery of the Modification Agreement and all other documents to be executed and delivered by the Company in connection therewith.

     Said Exhibit is in full force on the date hereof and has not been amended, altered, modified or repealed.

     5. The following persons are, on the date hereof, duly elected, qualified, and acting officers of the Company holding the offices set forth after their respective names below and that opposite the name of each is set forth his or her true and genuine signature:

         Name                 Office                    Signature
         ----                 ------                    ---------

Emanuel N. Logothetis         President              /s/ Emanuel N. Logothetis
                                                     --------------------------

Bernard G. Clarkin            Secretary              /s/ Bernard G. Clarkin
                                                     --------------------------

         6. On and as of the date hereof, each of the representations and warranties made by the Company in the Loan Documents is true, correct and complete and all agreements of the Company therein provided and contemplated to be performed on or prior to the date hereof have been so performed.

     IN WITNESS WHEREOF, I have hereunto set my hand as the Secretary of the Company and have affixed the corporate seal of the Company, all as of the 15th day of November, 1999.

[SEAL]                               JOULE TECHNICAL STAFFING, INC.
                                              a New Jersey corporation


                                     By:/s/ Bernard G. Clarkin
                                        ----------------------------------------
                                              Bernard G. Clarkin
                                              Secretary

                                                                       [GRAPHIC]

Exhibit A



Upon  motion duly made and seconded it was unanimously


       RESOLVED, that the Tenth Loan Modification and Extension Agreement approved by the bank in November, 1999, between the Company and Summit Bank be authorized.

               CERTIFICATE OF JOULE MAINTENANCE CORPORATION,
                AS TO EXISTENCE, AUTHORIZATION AND INCUMBENCY OF
                           OFFICERS AND OTHER MATTERS

     The Undersigned, Bernard G. Clarkin, Secretary of Joule Maintenance Corporation, a New Jersey corporation (hereinafter referred to as the "Company"), in connection with the tenth amendment and modification of a revolving credit loan in the modified aggregate principal amount of up to $9,000,000.00 (hereinafter referred to as the "Loan") made by Summit Bank, as successor-in-interest to United Jersey Bank (hereinafter referred to as the "Lender") to Joule, Inc., a New Jersey corporation, (hereinafter referred to as the "Borrower") pursuant to a certain Loan and Security Agreement dated February 20, 1991, executed by and between, the Borrower and the Lender (hereinafter referred to as the "Loan Agreement"), which amendment and modification is evidenced by that certain Tenth Amendment and Modification Agreement dated as of November 15, 1999 (hereinafter referred to as the "Modification Agreement"), and which Loan has been guarantied by the Company, does hereby represent, warrant and certify as follows:

     1. Terms defined in the Modification Agreement and not otherwise expressly defined herein shall have the same meanings herein as in the Modification Agreement.

     2. A true, correct and complete copy of the Certificate of Incorporation of the Company, which is in full force and effect as of the date hereof, has been previously delivered to the Lender. There is no amendment or other document relating to or affecting the Certificate of Incorporation or its shareholders, directors, or officers in contemplation of the liquidation or dissolution of the Company.

     3. A true, correct and complete copy of the By-Laws of the Company, which are in full force and effect as of the date hereof, have been previously delivered to the Lender and since such delivery there have been no amendments, modifications or other supplements to the By-Laws.

     4. Attached hereto as Exhibit "A" is a true, correct and complete copy of the following:

          (i) Resolutions duly adopted by the Board of Directors of the Company at a meeting duly called and held on December 8, 1999, at which a quorum was present and acting throughout, authorizing the execution and delivery of the Modification Agreement and all other documents to be executed and delivered by the Company in connection therewith.

     Said Exhibit is in full force on the date hereof and has not been amended, altered, modified or repealed.

     5. The following persons are, on the date hereof, duly elected, qualified, and acting officers of the Company holding the offices set forth after their respective names below and that opposite the name of each is set forth his or her true and genuine signature:

         Name              Office                             Signature

Emanuel N. Logothetis      President                  /s/ Emanuel N. Logothetis
                                                      --------------------------

Bernard G. Clarkin         Secretary                  /s/ Bernard G. Clarkin
                                                      --------------------------

     6. On and as of the date hereof, each of the representations and warranties made by the Company in the Loan Documents is true, correct and complete and all agreements of the Company therein provided and contemplated to be performed on or prior to the date hereof have been so performed.

     IN WITNESS WHEREOF, I have hereunto set my hand as the Secretary of the Company and have affixed the corporate seal of the Company, all as of the 15th day of November, 1999.

[SEAL]                                 JOULE MAINTENANCE CORPORATION,
                                       a New Jersey corporation


                                        By:/s/. Bernard G. Clarkin
                                           -------------------------------------
                                                 Bernard G. Clarkin
                                                 Secretary

                                                                       [GRAPHIC]

Exhibit A



Upon  motion duly made and seconded it was unanimously


       RESOLVED, that the Tenth Loan Modification and Extension Agreement approved by the bank in November, 1999, between the Company and Summit Bank be authorized.